UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2025

FREIGHT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38172	87-2792157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Timberloch Place, Suite 500, The Woodlands, TX	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (773) 905-5076

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, no par value	FRGT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The information set forth in Item 3.02 below of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Securities Purchase Agreement

As previously disclosed on April 30, 2025, the Freight Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement, dated as of April 29, 2025 (the “Securities Purchase Agreement”) with certain accredited investors (individually, a “Buyer” and collectively, the “Buyers”), wherein the Company would sell and the Buyers would purchase senior convertible notes (“Notes”) (its ordinary shares with no par value per share (the “Ordinary Shares”) issuable pursuant to the terms of the Notes, including, without limitation, upon conversion or otherwise, collectively, the “Conversion Shares”), in accordance with the terms of the Note and warrants to purchase the Notes (the “Incremental Warrants”) (as exercised, collectively, the “Incremental Notes” and such Ordinary Shares issuable upon conversion of the Incremental Notes pursuant to the terms of the Incremental Warrants, including, without limitation, upon conversion or otherwise, collectively, the “Incremental Conversion Shares”) for a total purchase price of approximately $20,000,000.

On May 2, 2025, in connection with the Securities Purchase Agreement, the Company issued two Notes to the Buyers in the aggregate original principal amount of $1,000,000 and two Incremental Warrants to the Buyers in the aggregate original principal amount of $19,000,000, for an aggregate purchase price of $1,000,000. The two Notes shall be convertible into such number of Conversion Shares at the conversion price of $3.00, subject adjustment as provided therein. The maturity date of the Notes is May 2, 2027. The two of the Incremental Warrants shall be convertible into such number of Incremental Conversion Shares. The exercise price to fund the purchase of the maximum face value of the Notes issuable under the Incremental Warrant shall be $500,000, subject to adjustment hereunder. The Incremental Warrants shall be exercisable beginning on the issuance date of the Incremental Warrants and expiring on the third anniversary of the issuance date. After deduction of various expenses, a total aggregate amount of $1,000,000 has been funded to the Company.

In addition, the Company entered into a Security Agreement (“Security Agreement”) in favor of a collateral agent for the holders of the Notes, pursuant to which the Company granted the holders of the Notes a security interest in its assets to secure the Company’s obligations under the Notes.

The foregoing summary of the terms and conditions of the Securities Purchase Agreement, the Security Agreement, the Notes, and the Incremental Warrants, does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, the Security Agreement, the Notes, and the Incremental Warrants, forms of which are filed as Exhibit 4.1, Exhibit 4.2, Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

The securities that may be issued by the Company to the Buyers under the Securities Purchase Agreement were being offered and sold by the Company to the Buyers in a transaction that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D thereunder. In the Securities Purchase Agreement, the Buyers represented to the Company, among other things, that they are “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). Accordingly, the offer and sale by the Company of the securities that may be issued and sold to the Buyers under the Securities Purchase Agreement have not been and will not be registered under the Securities Act or any applicable state securities or “Blue Sky” laws and, therefore, such securities may not be offered or sold in the United States absent registration or an exemption from registration under the Securities Act and any applicable state securities or “Blue Sky” laws.

Item 8.01. Other Events.

As previously disclosed on January 10, 2024, the Company issued a press release providing information regarding the Company’s six months ended June 30, 2024 consolidated financial statements and certain footnotes (the “Original Filing”). The Company provides this update solely to report that since September 18, 2024, the Company has not issued any Ordinary Shares under an At The Market offering with respect to such sales of Ordinary Shares pursuant to an Sales Agent Agreement with Alliance Global Partners, dated May 22, 2024, as disclosed in the Current Report on Form 6-K, which was filed with the Securities and Exchange Commission (the “SEC”) on May 24, 2024. The Company has no plans to sell additional Ordinary Shares through this At The Market offering. No other changes were made to the Original Filing. Further, no attempt has been made in this Current report to modify or update the other disclosures presented in the Original Filing. Accordingly, the information furnished herein be read in conjunction with the Original Filing and the registrant’s other filings with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Senior Convertible Note issued to the Buyers
4.2	Form of Incremental Warrant issued to the Buyers
10.1	Securities Purchase Agreement, dated as of April 29, 2025, by and between Freight Technologies, Inc. and the Buyers (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on April 30, 2025)
10.2	Security Agreement, dated as of May 2, 2025, by and between Freight Technologies, Inc., and Collateral Agent
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2025	Freight Technologies, Inc.

/s/ Javier Selgas
	Name:	Javier Selgas
	Title:	Chief Executive Officer